UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 28, 2006
                                                 -------------------------------

                              GSAMP Trust 2006-NC1
                         (Exact name of issuing entity)

                        Credit-Based Asset Servicing and
                               Securitization LLC
               (Exact name of sponsor as specified in its charter)

                          GS Mortgage Securities Corp.

             (Exact name of registrant as specified in its charter)


        Delaware              333-127620-22                         13-3387389
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                   (IRS Employer
      of incorporation)             File Number)             Identification No.)


85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On February 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller, and U.S. Bank National Association, as trustee, of GSAMP Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates, having an aggregate initial principal amount of $676,384,000, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 24, 2006, by and between the Company and the Underwriter. In addition, the Class B-2, Class B-3, Class B-4, Class B-5, Class R, Class R-X, Class CE and Class P Certificates were sold on February 28, 2006 to Goldman, Sachs & Co. as initial Purchaser.

      Attached as exhibits are certain agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of February 24, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller, and U.S. Bank National Association, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 28, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 28, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of February 1, 2006, by and between GS Mortgage Securities Corp., as purchaser and Credit-Based Asset Servicing and Securitization LLC, as seller (included as Exhibit P to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of February 28, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
               Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of February 28, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
               Exhibit 4).

Exhibit 10.4 Credit Support Annex, dated as of February 28, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
               Exhibit 4).

Exhibit 10.5 Confirmation, dated as of February 28, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to Exhibit 4).

Exhibit 10.6 Custodial Agreement, dated as of February 1, 2006, by and among U.S. Bank National Association, as trustee, Litton Loan Servicing, LP, as servicer and The Bank of New York, as custodian (included as Exhibit R to Exhibit 4).

Exhibit 23     Consent of Cadwalader, Wickersham & Taft LLP (included as part of
               Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 15, 2006                      GS MORTGAGE SECURITIES CORP.




                                          By:   /s/ Michelle Gill
                                              -------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                           Paper (P) or
Exhibit No.            Description                       Electronic (E)
-----------            -----------                       -------------

1                      Underwriting Agreement, dated as of         (E)
                       February 24, 2006, by and between GS
                       Mortgage Securities Corp., as
                       depositor and Goldman, Sachs & Co.,
                        as underwriter.

4                      Pooling and Servicing Agreement,            (E)
                       dated as of February 1, 2006, by and
                       among GS Mortgage Securities Corp.,
                       as depositor, Litton Loan Servicing
                       LP, as servicer, Credit-Based Asset
                       Servicing and Securitization LLC, as
                       seller, and U.S. Bank National
                       Association, as trustee.

5                      Legality Opinion of Cadwalader,             (E)
                       Wickersham & Taft LLP, dated as of
                       February 28, 2006.

8                      Tax Opinion of Cadwalader, Wickersham       (E)
                       & Taft LLP, dated as of February 28,
                       2006 (included as part of Exhibit 5).

10.1                   Mortgage Loan Purchase Agreement,           (E)
                       dated as of February 1, 2006, by and
                       between GS Mortgage Securities Corp.,
                       as purchaser and Credit-Based Asset
                       Servicing and Securitization LLC, as
                       seller (included as Exhibit P to
                       Exhibit 4).

10.2                   ISDA Master Agreement, dated as of          (E)
                       February 28, 2006, by and between
                       Barclays Bank PLC, the swap provider,
                       and U.S. Bank National Association,
                       the trustee (included as Exhibit Q to
                       Exhibit 4).

10.3                   Schedule to the Master Agreement,           (E)
                       dated as of February 28, 2006, by and
                       between Barclays Bank PLC, the swap
                       provider, and U.S. Bank National
                       Association, the trustee (included as
                       Exhibit Q to Exhibit 4).

10.4                   Credit Support Annex, dated as of           (E)
                       February 28, 2006, by and between
                       Barclays Bank PLC, the swap provider,
                       and U.S. Bank National Association,
                       the trustee (included as Exhibit Q to
                       Exhibit 4).

10.5                   Confirmation, dated as of February          (E)
                       28, 2006, by and between Barclays
                       Bank PLC, the swap provider, and U.S.
                       Bank National Association, the
                       trustee (included as Exhibit Q to
                       Exhibit 4).

10.6                   Custodial Agreement, dated as of            (E)
                       February 1, 2006, by and among U.S.
                       Bank National Association, as
                       trustee, Litton Loan Servicing, LP,
                       as servicer and The Bank of New York,
                       as custodian (included as Exhibit R
                       to Exhibit 4).

23                     Consent of Cadwalader, Wickersham &         (E)
                       Taft LLP (included as part of Exhibit 5).